20. INCOME TAXES: Schedule of Deferred Tax Assets and Liabilities (Tables)	12 Months Ended
Dec. 31, 2017
Tables/Schedules
Schedule of Deferred Tax Assets and Liabilities

	Year ended December 31,
	2017	2016
	$	$
Non-capital loss carry-forwards	3,959,367	3,170,690
Property and equipment	147,189	139,259
Intangible asset	94,126	90,639
Financing costs	26,469	40,777
	4,227,151	3,441,365
Deferred tax asset not recognized	4,227,151	3,441,365
Net deferred tax asset (liability)	-	-